QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

May 2, 2005
Date of Report

CIMAREX ENERGY CO.
(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado		80203-4518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01 Other Events

        On May 2, 2005, Cimarex Energy Co. ("Cimarex") and Magnum Hunter Resources, Inc. ("Magnum Hunter") announced that the Securities and Exchange Commission had declared the registration statement relating to the issuance of Cimarex common stock in the proposed merger between the two companies to be effective. Cimarex and Magnum Hunter also announced that each company will hold separate shareholder meetings on June 6, 2005 in connection with the proposed merger. Magnum Hunter shareholders will vote on whether to approve the merger and Cimarex shareholders will vote on whether to approve the issuance of common stock to Magnum Hunter shareholders and other corporate matters.

        A copy of the joint press release of Cimarex and Magnum Hunter is included herein as Exhibit 99.1.

        In connection with the proposed acquisition, Cimarex and Magnum Hunter filed with the SEC on May 2, 2005, a joint proxy statement/prospectus that contains important information about the merger. Investors and security holders of Cimarex and Magnum Hunter are urged to read the joint proxy statement/prospectus filed with the SEC, and any other relevant materials filed by Cimarex or Magnum Hunter, as well as any amendments or supplements to those documents, because they contain important information about Cimarex, Magnum Hunter and the merger. Investors and security holders may obtain these documents (and any other documents filed by Cimarex and Magnum Hunter with the SEC) free of charge at the SEC's website at www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge (i) at www.cimarex.com or www.magnumhunter.com or (ii) by directing a request to Mary Kay Rohrer, Assistant Corporate Secretary, Cimarex Energy Co., phone: 303-295-3995, fax: 303-295-3494; or Morgan F. Johnston, Corporate Secretary, Magnum Hunter Resources, Inc., phone: 972-401-0752, fax: 972-443-6487. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed acquisition.

        Cimarex, Magnum Hunter and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Cimarex and Magnum Hunter in favor of the merger. Information about the executive officers and directors of Cimarex and their ownership of Cimarex common stock is set forth in the joint proxy statement/prospectus, which was filed with the SEC on May 2, 2005. Information about the executive officers and directors of Magnum Hunter and their ownership of Magnum Hunter common stock is set forth in the Annual Report on Form 10-K for the year ended December 31, 2004, which was filed with the SEC on March 16, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Cimarex, Magnum Hunter and their respective executive officers and directors in the merger by reading the joint proxy statement/prospectus when it becomes available.

ITEM 9.01 Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press Release dated May 2, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.
Dated: May 2, 2005	By:	/s/ PAUL KORUS Paul Korus, Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 2, 2005

QuickLinks

  ITEM 8.01 Other Events
  ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX